UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY 10017

(Address of Principal Executive Offices, and Zip Code)

(917) 289-1117

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Eyenovia, Inc. (“Eyenovia”) was held in a virtual format on June 16, 2022 at 10:00 AM EDT. At the Annual Meeting, the stockholders approved an amendment to the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan (the “Amended and Restated Plan”), reserving an additional 1,500,000 shares of common stock for further issuance under such plan. Eyenovia’s Board of Directors approved the Amended and Restated Plan on February 28, 2022, subject to stockholder approval.

A summary of the principal features of the Amended and Restated Plan can be found in the definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on May 2, 2022 (the “2022 Proxy Statement”), under the heading “Proposal Two – Amendment to the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan.” The summary of the Amended and Restated Plan contained in the 2022 Proxy Statement is qualified in its entirety by the full text of the Amended and Restated Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The actions set forth below were taken at the Annual Meeting. Of Eyenovia’s 31,698,424 shares of common stock issued and eligible to vote as of the record date of April 18, 2022, a quorum of 20,525,083 shares, or approximately 64.75% of the eligible shares, was present virtually or represented by proxy. Each of the matters set forth below is described in detail in the 2022 Proxy Statement.

1. Election of the following nominees of Eyenovia, to serve a one-year term expiring in 2023 or until their successors have been elected and qualified.

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-Votes
Stephen Benjamin	11,008,713	1,165,053	8,351,317
Julia A. Haller, M.D.	11,911,116	262,650	8,351,317
Tsontcho Ianchulev, M.D., M.P.H	12,023,241	150,525	8,351,317
Rachel Jacobson	11,082,708	1,091,058	8,351,317
Kenneth B. Lee, Jr.	12,016,788	156,978	8,351,317
Charles E. Mather IV	11,910,051	263,715	8,351,317

2. Approval of the Amended and Restated Plan.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
10,516,638	1,377,685	279,443	8,351,317

3. Ratification of the appointment of Marcum LLP as Eyenovia’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
20,469,369	38,973	16,741	-

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: June 17, 2022	/s/ John Gandolfo
John Gandolfo
Chief Financial Officer